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                                                                    EXHIBIT 10.2

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of June 16, 2003 (this "Amendment"), is entered into by and among LPAC CORP., as the purchaser (the "LPAC Corp."), Lennox Industries Inc., as a seller ("Lennox"), Armstrong Air Conditioning Inc., as a seller ("Armstrong"), Advanced Distributor Products LLC, as a seller ("Advanced Distributor") and Heatcraft Refrigeration Products LLC, as a seller ("Heatcraft Refrigeration"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

         WHEREAS, the parties hereto have entered into that certain Purchase and Sale Agreement, dated as of June 19, 2000 (as amended by the First Amendment dated as of June 7, 2002 and Omnibus Amendment No. 1 dated as of January 31, 2003 or as otherwise amended, supplemented or otherwise modified from time to time, the "Agreement");

         WHEREAS, pursuant to that certain Sale and Assignment Agreement (the "Sale and Assignment Agreement"), dated as of June 16, 2003 by and between LPAC Corp. and Armstrong, LPAC Corp. has sold all of its right title and interest to Receivables acquired from Armstrong, together with all Related Security thereto, to Armstrong;

         WHEREAS, Armstrong shall no longer be a Seller under the Agreement;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. Amendments.

         The Agreement is, as of the Amendment Effective Date defined in Section 3 hereof, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

         (a) Section 1.2(c) of the Agreement is hereby amended by placing the words (collectively, the "Originator Collateral") after the word "created," where it appears in the eleventh line therein.

         (b) Section 5.1(k) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (k)      Quality of Title.

                           (i)      This Agreement creates a valid and
                  continuing security interest (as defined in the applicable
                  UCC) in the Originator Collateral transferred by such

                  Originator in favor of the Administrative Agent for the benefit of the Secured Parties, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from such Originator;

                           (ii) The Originator Collateral transferred by such Originator hereunder constitutes "accounts" within the meaning of the applicable UCC;

                           (iii) Such Originator owns and has good and marketable title to the Original Collateral transferred by it hereunder free and clear of any Lien, claim or encumbrance of any Person;

                           (iv) Other than the security interest granted to the Company pursuant to this Agreement, such Originator has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Original Collateral originated by it. Such Originator has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering the Originator Collateral transferred by it hereunder other than any financing statement (1) in favor of it in accordance with the Contracts, (2) in favor of the Company in accordance with this Agreement, (3) in favor of the Administrative Agent for the benefit of the Secured Parties in accordance with the Receivables Purchase Agreement or in connection with any Lien arising solely as the result of any action taken by the Secured Parties (or any assignee thereof) or by the Administrative Agent.

         (c) Section 6.1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

                           (a) Organization and Good Standing; Ownership. Its jurisdiction of organization is correctly set forth in the
                  Schedule 5.1(a). It is duly organized and is a "registered organization" as defined in the UCC under the laws of that jurisdiction and no other state or jurisdiction, and such jurisdiction must maintain a public record showing the organization to have been organized. It is validly existing as a corporation in good standing under the laws of its state of organization, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

         (d) Section 6.3(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

                           (d)      Change of Name; Jurisdiction of
                  Organization; Offices and Records. Change (i) its name as it appears in official filings in the jurisdiction of its organization, (ii) its status as a "registered organization" (within the meaning of Article 9 of any applicable enactment of the UCC), (iii) its organizational identification number, if any, issued by its jurisdiction of organization, or (iv) its jurisdiction of organization unless it shall have: (A) given the Company and the

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                  Agents at least forty-five (45) days' prior written notice thereof; (B) at least ten (10) days prior to such change, delivered to the Company and the Agents all financing statements, instruments and other documents requested by the Agents in connection with such change or relocation and (C) caused an opinion of counsel acceptable to the Company and the Agents and their respective assigns to be delivered to the Company and the Agents and such assigns that Administrative Agent's security interest (for the benefit of the Secured Parties) is perfected and of first priority, such opinion to be in form and substance acceptable to the Company and the Agents and such assigns in their sole discretion.

         (e)      Article IX of the Agreement is hereby deleted in its entirety.

         (f) Exhibit C referred to in, and attached to the Sale Agreement is hereby deleted and replaced in its entirety with the revised Exhibit C attached hereto.

         (g) A new Schedule 5.1(a) attached hereto is hereby added to the Sale Agreement.

         (h) Schedule 5.1(n) referred to in, and attached to, the Sale Agreement, is hereby deleted and replaced in its entirety with the revised
Schedule 5.1(n) attached hereto.

         (i) Schedule 10.2 referred to in, and attached to, the Sale Agreement, is hereby deleted and replaced in its entirety with the revised
Schedule 10.2 attached hereto.

         SECTION 2. Release and Further Assurances.

         (a) Effective as of the Effective Date, all references to Armstrong in the Agreement shall be deemed stricken and of no further force or effect, Armstrong shall cease to be a party to the Agreement and Armstrong shall have no further rights, duties, obligations or liabilities under the Agreement, other than rights, duties, liabilities or obligations accruing prior to the Amendment Effective Date; provided, however, the rights and remedies with respect to any breach of representation and warranty made by Armstrong pursuant to Article V and the indemnification and payment provisions of Article VII and
Section 10.6 shall be continuing and shall survive after the Amendment Effective Date. Without limiting the generality of the foregoing, Armstrong shall have no right or obligation to sell, transfer or assign Receivables to the Company under the Agreement after the Amendment Effective Date. The provisions of this Amendment shall not, however, affect any transfer, sale or assignment of Receivables by Armstrong to the Company under the Agreement prior to the Amendment Effective Date.

         (b) Subject to the satisfaction of Section 3, Blue Ridge and the Administrative Agent, without recourse, representation or warranty, hereby release, waive and forever discharge any and all right, title and interest in and to the Sold Assets and all related Liens or security interests created by Blue Ridge or the Administrative Agent and hereby consent to the filing of such UCC-3 termination statements and such other releases or documents as the Seller may reasonably request so that the Seller may deliver to Armstrong good and unencumbered title to the Sold Assets pursuant to the Sale and Assignment Agreement.

         SECTION 3. Amendment Effective Date.

         This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") on the date on which the Administrator shall have received each of the following:

         (a) a copy of this Amendment duly executed by each of the parties hereto;

         (b) a copy of the Sale and Assignment Agreement duly executed by each of the parties thereto;

         (c) payment in immediately available funds of the amount determined to be due to the Blue Ridge and the Administrative Agent with respect to the conveyance of the Receivables and Related Security contemplated by the Sale and Assignment Agreement to LPAC Corp. The payment of amounts due under this clause (e) shall be applied to the reduction of the Blue Ridge Invested Amount and the payment of all other fees and amounts then due and owing to the Blue Ridge and the Administrative Agent, including, without limitation, Earned Discount, and shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right LPAC Corp. might have against the Administrator or Blue Ridge, all of which rights are hereby expressly waived by LPAC Corp.;

         (d) a copy of the Lock-Box Agreement Termination in substantially the form of Exhibit A hereto, duly executed by each of the parties hereto;

         (e) such other agreements, instruments, certificates, opinions and other documents as the Administrative Agent may reasonably request.

         SECTION 4. Reference to and Effect on the Agreement and the Related Documents. Upon the effectiveness of this Amendment, (i) each of the Sellers hereby reaffirms all representations and warranties made by it in Article V of the Agreement (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Sellers hereby represents and warrants that the Sale Termination Date shall not have occurred and (iii) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

         SECTION 5. Effect. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

         SECTION 6. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law).

         SECTION 7. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability

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of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

         SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  LPAC CORP.,

                                  By:___________________________________________
                                   Name
                                   Title:

                                  LENNOX INDUSTRIES INC.

                                  By:___________________________________________
                                   Name
                                   Title:

                                  ADVANCED DISTRIBUTOR PRODUCTS, LLC

                                  By:___________________________________________
                                   Name
                                   Title:

                                  HEATCRAFT REFRIGERATION PRODUCTS LLC,

                                  By:___________________________________________
                                   Name
                                   Title:

                                  ARMSTRONG AIR CONDITIONING INC.

                                  By:___________________________________________
                                   Name
                                   Title:

Acknowledged and Agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: ____________________________________
Name:
Title:

                                    Exhibit A

                              LOCK-BOX TERMINATION

                               as of June 16, 2003

Bank One, NA
1717 Main Street, 3rd Floor
Dallas, TX ###-##-####
Attention: [_____________]

         RE:  ARMSTRONG AIR CONDITIONING INC./LPAC CORP.

Ladies and Gentlemen:

                  Reference is made to lock-box number 22325 (the "Lock-Box") and account number 1065390 maintained with you (the "Account") and to (i) that certain Lockbox Agreement (the "Lockbox Agreement") dated as of March 27, 2001 by and among Armstrong Air Conditioning Inc. ("Armstrong"), LPAC Corp. ("LPAC"), Wachovia Bank, National Association (successor in interest to Wachovia Bank, N.A.) (the "Administrative Agent"), and you in your capacity as lockbox bank.

                  In connection with that certain Second Amendment to Purchase and Sale Agreement dated as of June 16, 2003 ("Purchase Amendment") by and among Lennox Industries Inc., LPAC, Armstrong, Heatcraft Refrigeration Products LLC, Advanced Distributor Products LLC and the Administrative Agent, on the date hereof (the "Effective Date"), the Lock-Box Agreement is hereby terminated and the Administrative Agent and LPAC hereby relinquish all right, title and interest to the Lock-Box and the Account, including, without limitation, any right to control and or remove any or all items from the Lock-Box and Account. After the Effective Date, all moneys on deposit in the Account shall be held on behalf of Armstrong and all notices, bank statements and other information related to the Accounts and the Lock-Boxes should be delivered to Armstrong or at such other address as may be notified to you in writing by Armstrong.

                  This letter agreement may be executed by the signatories hereto in several counterparts, each of which shall be deemed to be an original and all of which shall together constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile shall be effective as delivery of a manually executed counterpart of this letter.

                           [signature pages to follow]

                                       Very truly yours,

                                       ARMSTRONG AIR CONDITIONING INC.

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       LPAC CORP.

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       Address:

                                       WACHOVIA BANK, NATIONAL
                                       ASSOCIATION,
                                       as Administrative Agent

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

Accepted and confirmed as of the date first written above:

BANK ONE, NA
as Lock-Box Bank

By:____________________________________
Title:_________________________________

                                                                       Exhibit C

                     OFFICE LOCATION WHERE RECORDS ARE KEPT

SELLERS

Lennox Industries Inc.
         2100 Lake Park Blvd.
         Richardson, TX 75080-2254
         400 Norris Glen Road
         Etobicoke, ON, Canada M9C 1H5

Advanced Distributor Products LLC
         1995 Air Industrial Park Road
         Grenada, MS 38901

Heatcraft Refrigeration Products LLC
         2175 West Park Place Blvd.
         Stone Mountain, GA 30087

MASTER SERVICER

Lennox Industries Inc.
         2100 Lake Park Blvd.
         Richardson, TX 75080-2254

         400 Norris Glen Road
         Etobicoke, ON, Canada M9C 1H5

                                                                 Schedule 5.1(a)

                          JURISDICTION OF ORGANIZATION

Originator                                  Jurisdiction of Organization

Lennox Industries Inc.                      Iowa

Heatcraft Inc.                              Mississippi

Advanced Distributor Products LLC           Delaware

Heatcraft Refrigeration Products LLC        Delaware

                                                                 Schedule 5.1(n)

                                   TRADE NAMES

Lennox Industries Inc.

         Aire-Flo Heating and Cooling
         Lennox Hearth Products

Advanced Distributor Products LLC

         None

Heatcraft Refrigeration Products LLC

         None

                                                                   Schedule 10.2

                             Richardson, TX 75080-2254
         Attention:          Scott Messel, Vice President and Treasurer
         Phone No.:          972-497-6818
                             Facsimile No.: 972-497-6940